Exhibit 99.1

NVIDIA and Coherent Announce Strategic Partnership to Develop Optics Technology to Scale Next-Generation Data Center Architecture

NVIDIA to invest $2B in Coherent to expand supply, deepen R&D and advance U.S.-based manufacturing

SANTA CLARA, Calif. and SAXONBURG, Penn. — March 2, 2026 — NVIDIA and Coherent Corp, (NYSE: COHR) announced a multi-year strategic agreement to advance the frontier of advanced optics technologies, including manufacturing capacity and research and development, to enable next-generation AI infrastructure.

The non-exclusive agreement includes an NVIDIA multi-billion-dollar purchase commitment and future access and capacity rights for advanced laser and optical networking products. In addition, NVIDIA is investing $2 billion in Coherent to support research and development, future capacity and operations as Coherent builds out its U.S.- based manufacturing capabilities.

Optical interconnects and advanced package integration are foundational to the next phase of AI infrastructure, as they unlock ultra-high-bandwidth, energy-efficient connectivity across AI factories. This expanded partnership harnesses NVIDIA’s leadership in AI, accelerated computing, and networking and Coherent’s expertise in optical innovation and advanced manufacturing, enabling Coherent to scale its R&D and manufacturing capacity to support the global buildout of next-generation AI data centers.

“Computing has fundamentally changed. In the age of AI, software runs on intelligence with tokens generated in real time by AI factories for every interaction and every context,” said Jensen Huang, founder and CEO of NVIDIA. “With Coherent, NVIDIA is pioneering next-generation silicon photonics to enable AI infrastructure at unprecedented scale, speed and energy efficiency.”

“This strategic relationship underscores Coherent’s role as a key enabler of next generation AI data center infrastructure,” said Jim Anderson, Chief Executive Officer of Coherent. “We are proud to expand our 20-year relationship with NVIDIA by increasing their access to include multiple product families to help them build the AI data centers of the future.”

About NVIDIA

NVIDIA (NASDAQ: NVDA) is the world leader in AI and accelerated computing.

NVIDIA Forward-Looking Statements

Certain statements in this press release including, but not limited to, statements as to: with Coherent, NVIDIA pioneering next-generation silicon photonics to enable AI infrastructure at unprecedented scale, speed, and energy efficiency; the benefits, impact, performance, and availability of NVIDIA’s products, services, and technologies; expectations with respect to NVIDIA’s third party arrangements, including with its collaborators and partners; expectations with respect to technology developments; expectations with respect to AI and related industries; and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections based on management’s beliefs and assumptions and on information currently available to management and are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic and political conditions; NVIDIA’s reliance on third parties to manufacture, assemble, package and test NVIDIA’s products; the impact of technological development and competition; development of new products and technologies or enhancements to NVIDIA’s existing product and technologies; market acceptance of NVIDIA’s products or NVIDIA’s partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of NVIDIA’s products or technologies when integrated into systems; NVIDIA’s ability to realize the potential benefits of business investments or acquisitions; and changes in applicable laws and regulations, as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

© 2026 NVIDIA Corporation. All rights reserved. NVIDIA and the NVIDIA logo are trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability and specifications are subject to change without notice.

About Coherent

Coherent is the global photonics leader. We harness photons to drive innovation. Industry leaders in the datacenter, communications, and industrial markets rely on Coherent’s world-leading technology to fuel their own innovation and growth.

Founded in 1971 and operating in more than 20 countries, Coherent brings the industry’s broadest, deepest technology stack; unmatched supply chain resilience; and global scale to help its customers solve their toughest technology challenges. For more information, please visit us at coherent.com.

Coherent Forward-Looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. Forward-looking statements are also identified by words such as “expects,” “anticipates,” “intends,” “believes,” “plans,” “projects” or similar expressions.

Coherent believes that all forward-looking statements made in this press release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. These forward-looking statements include, but are not limited to, the following statements: the expansion of the supply relationship between Coherent and NVIDIA and other statements that are not historical facts.

Factors that could cause actual results to differ materially from those discussed in the forward-looking statements herein include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Purchase Agreement or the collaboration between the companies; (iii) litigation and any unexpected costs, charges or expenses resulting from the Purchase Agreement, the collaboration between the companies and the other transactions contemplated thereby;

(iv) potential adverse reactions or changes to business relationships resulting from the announcement of the Purchase Agreement or the collaboration between the companies; and (v) the risks relating to forward-looking statements and other “Risk Factors” discussed in Coherent’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 and Coherent’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the quarter ended December 31, 2025, and additional risk factors that may be identified from time to time in future filings of Coherent. Coherent disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

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For further information, contact:

Mylene Mangalindan

Corporate Communications

NVIDIA Corporation

press@nvidia.com

Toshiya Hari

Investor Relations

NVIDIA Corporation

toshiyah@nvidia.com

Coherent Contacts:

Ed Trissel / Kaitlin Kikalo / Fouad Boutros

Media Relations

Joele Frank, Wilkinson Brimmer Katcher

Coherent-media@Joelefrank.com

Paul Silverstein

Investor Relations

Coherent

investor.relations@coherent.com